UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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SCHEDULE 14A

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Conseco, Inc.

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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On May 7, 2009, Conseco, Inc. issued the following press release.

For Release                    IMMEDIATE

Contact                             Tony Zehnder, Communications 312.396.7086

                                            Scott Galovic, Investor Relations 317.817.3228

Conseco responds to RiskMetrics Group’s recommendation

on dissident director nominee

Carmel, Ind., May 7, 2009 – Conseco, Inc. (NYSE: CNO) today responded to the recommendation of
RiskMetrics Group (RMG) that its subscribers who hold Conseco, Inc. stock vote for eight of the nine company nominees, but vote for a dissident nominee for the ninth director up for election.

“RMG tends to support minority dissident shareholders, so its recommendation to elect a dissident at
Conseco’s upcoming annual meeting is not surprising,” said Conseco CEO Jim Prieur. “Even so, it’s disappointing that RMG’s recommendation ignored the clearly superior qualifications - including insurance industry and investment management experience - of current director Phil Roberts. Phil has been a key member of Conseco’s board since the company’s reorganization in 2003, and we urge all shareholders to support his re-election.”

Conseco noted that another proxy advisory firm, Proxy Governance, Inc., today issued its report recommending that shareholders vote in favor of all nine of the company’s nominees for Conseco’s board.

Conseco, Inc.’s insurance companies help protect working American families and seniors from financial adversity: Medicare supplement, long-term care, cancer, heart/stroke and accident policies protect people against major unplanned expenses; annuities and life insurance products help people plan for their financial futures.  For more information, visit Conseco’s Web site at www.conseco.com.

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